Putnam
Europe
Growth
Fund


[GRAPHIC OMITTED: ARTWORK]

SEMIANNUAL REPORT
December 31, 1995


[LOGO: BOSTON * LONDON * TOKYO]

Fund highlights

* "The diversity of Putnam Europe Growth Fund's holdings has lent it considerable safety. The fund was equally competitive when European markets rallied in 1993 as when they slid in 1994. . . . The fund's methods are tried and true. It's an excellent choice for investors looking to gain European exposure."
     -- Morningstar Inc., November 10, 1995

* "To a number of pros on both sides of the Atlantic, 1996 looks to be the year Europe will finally deliver. The Continent's high interest rates are poised to come down -- perhaps dramatically -- as inflation remains tame. . . . [T]hrow in a stronger dollar, expected tax cuts in
Germany and Britain, and no tax increase in Spain, and all the ingredients for a bull market may almost be in place."
     -- Business Week, "It Looks Like the Year of the Eurobull,"
December 25, 1995

      CONTENTS
 4    Report from Putnam Management
 8    Fund performance summary
13    Portfolio holdings
17    Financial statements


[GRAPHIC OMITTED: photo of George Putnam]

(copyright) Karsh, Ottawa

From the Chairman

Dear Shareholder:

The dramatic rise in the U.S. stock market throughout 1995 tended to overshadow the generally positive performance of Europe's equity markets during the period. Thus, it might be easy to overlook the positive performance of Putnam Europe Growth Fund during the six months ended on December 31, 1995.

Furthermore, while the U.S. market might be heading toward a pause as investors digest the sustained advance, European markets may be poised for further growth as your fund reaches the midpoint of fiscal 1996. Your fund's managers believe benign inflation will continue on the Continent as in the United States during the next several months. In addition, Putnam believes there is a growing likelihood of interest-rate cuts in Europe, a move that would bolster economic and market prospects.

I am pleased to introduce Mark D. Pollard as the new co-manager of your fund. Mark has been an analyst in the London office since 1990 and was recently named head of European equity research. He has eight years of investment experience.
Respectfully yours,



/s/George Putnam
George Putnam
Chairman of the Trustees
February 21, 1996

Report from the Fund Managers
Justin M. Scott, lead manager
Mark D. Pollard

Although European stock markets moved higher throughout 1995, their steady rise was virtually eclipsed by the dramatic year-long U.S. equity rally. Nevertheless, many of the favorable conditions that fueled gains in U.S. stocks contributed to the solid European performance: stable-to-declining interest rates, increasing corporate efficiency, and institutional buying.

Putnam Europe Growth Fund was able to take advantage of the generally positive investing environment on the Continent. For the six months ended December 31, 1995, the fund's class A shares provided a total return of 7.52%; its class B shares, 7.16%; and its class M shares, 7.30%; each at net asset value. Total return at the maximum public offering price for class A shares was 1.32%; with class M shares rising 3.57% for the period. Class B shares returned 2.16% at the contingent deferred sales charge.

Your fund's six-month returns at net asset value were only slightly behind those of the Morgan Stanley Capital International's (MSCI) Europe Index, which rose 7.76% over the same period. However, over the past five years -- as the long-term results on page 8 show -- your fund has outpaced the index. We believe our investment goal of targeting corporations with strong returns on equity at attractive valuations has bolstered the fund's returns, and is an effective strategy for investing in European stocks.

*   ECONOMIC SLOWDOWN APPARENT IN CORE EUROPEAN COUNTRIES

Economic slowdown is increasingly pronounced in the major European countries, a development that is already affecting regional markets. Accordingly, we are closely monitoring macroeconomic conditions as we position your fund's holdings in the region. Germany, in particular, is enduring falling industrial production and a flat gross domestic product
(GDP), with some economists anticipating even sharper downturns in the months ahead.

France, punctuated by political strife over the past year, is similarly stagnant, weighed down by prohibitively high interest rates and distressing levels of unemployment. Economic activity in the United Kingdom, one of the Continent's strongest market performers in 1995, also appears to be slackening, although to a lesser degree than elsewhere. British consumer spending may be conveniently robust ahead of general elections, and this could prove an important support for equities in the period ahead.

Despite rapid economic deceleration -- or, perhaps because of it -- we see a number of positive developments in the core European countries. Negligible inflation has provided a benign backdrop for stock markets, as has the possibility of central bank interest-rate cuts. Just as important, however, is the gradual emergence of a European equity culture. Indeed, we are finding that more and more companies across the Continent are seeking to increase shareholder value by deploying their corporate assets more productively, cutting inefficiencies, and improving annual return on equity. These are all vital qualities in the race to attract capital in today's globalized, highly competitive financial markets.

[GRAPHIC OMITTED: horizontal bar chart TOP COUNTRY ALLOCATIONS
(12/31/95)*
showing:

UNITED KINGDOM                         18.9%
FRANCE                                 14.1%
NETHERLANDS                            12.1%
SPAIN                                   9.6%
SWITZERLAND                             9.3%
SWEDEN                                  8.3%
GERMANY                                 7.9%
IRELAND                                 5.2%
AUSTRIA                                 4.1%
DENMARK                                 3.1%
Footnote reads:
*Based on percentage of net assets. Holdings will vary over time.]


We believe a number of holdings in your fund's portfolio have embodied this positive attitude toward shareholders -- largely among Dutch and Swiss corporations (together, these two nations account for nearly 21.4% of the fund). The Dutch airline KLM, Switzerland's Ciba-Geigy chemical and pharmaceutical conglomerate, Union Bank of Switzerland, and Swiss Reinsurance are all striving to improve their returns on equity and bolster their competitiveness. French and German companies have also begun to move toward this model. We believe similar objectives may help other European companies to weather otherwise weak regional business conditions.

*   PERIPHERAL EUROPEAN COUNTRIES MAY OFFER ATTRACTIVE OPPORTUNITIES

Over the fund's semiannual period, we saw excellent performance in the Spanish and Irish equity markets. Furthermore, we are optimistic that these stock markets may continue to be strong in the months ahead.

Ireland today boasts one of Europe's fastest-growing economies -- we anticipate GDP growth of some 5.5% in 1996 -- helped by the ongoing benefits of European Union regional development funds, as well as excellent economic fundamentals. CRH, an Irish building supply company may continue to gain from this encouraging environment in the months ahead. Spain's economy, like Ireland's, may grow faster this year than many other European economies; accordingly, we currently have a fairly high Spanish allocation of 9.6 % of the fund's portfolio. We are optimistic about prospects for our Spanish holdings, particularly for Iberdrola, an electric utility; Banco de Bilbao Vizcaya, a financial services firm; and Tabacalera, a state-owned tobacco firm which should benefit from cost-reductions as Spanish elections may bring a conservative government to power.

Top 10 Holdings (12/31/95)*
SGL Carbon (Germany)
Carbon products

BAT Industries (U.K.)
Diversified conglomerate

Pharmacia & Upjohn, Inc. (Sweden)
Pharmaceuticals and biotechnology

Veba (Germany)
Diversified holding company

Argyll Group PLC (U.K.)
Food retailer

Austria Mikro Systeme (Austria)
Specialized semiconductor manufacturer

CRH PLC (Ireland)
Construction products manufacturer

Unilever (Netherlands)
Food products manufacturer

KLM (Netherlands)
National air carrier

Autoliv (Sweden)
Auto parts and original equipment

These holdings represent 22.2% of the fund's net assets. Portfolio holdings will vary over time.

*   OUTLOOK FOR EUROPEAN EQUITIES: CAUSE FOR CAUTIOUS OPTIMISM

In the months ahead, we anticipate weakening in Europe's economy. Such conditions could bring a welcome loosening of interest rates, with a corresponding increase in Continent-wide liquidity. And slowing growth could further encourage European companies to trim unnecessary costs, increase efficiency, and redouble efforts to raise levels of return on equity -- all of which could support regional stock markets in 1996.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 12/31/95, there is no guarantee the fund will continue to hold these securities in the future.
International investing involves certain risks, including political developments, economic instability, and currency fluctuations, not present with domestic investments.


Performance summary

Performance should always be considered in light of a fund's investment strategy. Putnam Europe Growth Fund is designed for investors seeking capital appreciation through investments primarily in common stocks and other securities of European companies.

This section provides, at a glance, information about your fund's performance. Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

TOTAL RETURN FOR PERIODS ENDED 12/31/95
                       Class A         Class B          Class M
Inception date         (9/7/90)       (2/1/94)         (12/1/94)
                    NAV       POP     NAV     CDSC     NAV     POP
------------------------------------------------------------------------
6 months            7.52%     1.32%   7.16%   2.16%   7.30%     3.57%
------------------------------------------------------------------------
1 year             21.24     14.28   20.28   15.28   21.16     16.88
------------------------------------------------------------------------
5 years            90.49     79.55      --      --      --       --
Annual average     13.76     12.42      --      --      --       --
------------------------------------------------------------------------
Life of class      93.41     82.26   19.56   15.56   22.38    18.08
Annual average     13.20     11.94    9.80    7.86   20.56    16.63
------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 12/31/95
                                MSCI EAFE        MSCI Europe
                                  Index             Index
------------------------------------------------------------------------
6 months                           8.39%            7.76%
------------------------------------------------------------------------
1 year                            11.21             21.62
------------------------------------------------------------------------
5 years                           56.46             73.35
Annual average                     9.37             11.63
------------------------------------------------------------------------
Life of class A                   48.84             65.06
Annual average                     7.74              9.85
------------------------------------------------------------------------
Life of class B                   10.51             18.37
Annual average                     5.36              9.21
------------------------------------------------------------------------
Life of class M                   11.90             22.31
Annual average                    10.93             20.41
------------------------------------------------------------------------
Performance data represent past results, do not reflect future performance, and will differ for each share class. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. POP assumes 5.75% maximum sales charge for class A shares and 3.50% for class M shares, which became effective 12/1/94. CDSC for class B shares assumes the applicable contingent deferred sales charge, with the maximum being 5%, declining to 1% in the sixth year.

PRICE AND DISTRIBUTION INFORMATION
6 months ended 12/31/95
                         Class A       Class B       Class M
------------------------------------------------------------------------
Distributions (number)     1              1              1
------------------------------------------------------------------------
Capital gains
------------------------------------------------------------------------
Long-term                $0.365         $0.365         $0.365
------------------------------------------------------------------------
Short-term               $0.03          $0.03          $0.03
------------------------------------------------------------------------
   Total                 $0.395         $0.395         $0.395
------------------------------------------------------------------------
Share value:         NAV       POP       NAV       NAV        POP
------------------------------------------------------------------------
6/30/95             $13.88    $14.73    $13.75    $13.90    $14.40
------------------------------------------------------------------------
12/31/95             14.52     15.41     14.33     14.51     15.04
------------------------------------------------------------------------

TERMS AND DEFINITIONS

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 5.75% sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged list of equity securities from Europe, Australia and the Far East, with all values expressed in U.S. dollars.

Morgan Stanley Capital International Europe Index is an unmanaged list of approximately 627 equity securities originating in one of the 13 European countries, with all values expressed in U.S. dollars. Performance figures reflect changes in market prices and reinvestment of distributions net of withholding taxes. The securities in the index may change over time. Because the fund is a managed portfolio investing in a wide variety of foreign and domestic securities, the securities it owns will not match those in the index. The fund is invested primarily (not less than 85%) in foreign securities.


A Putnam pespective on risk and reward


You've probably been told how important it is to understand the relationship between an investment's potential rewards and its accompanying risks. Given the cautionary nature of such instructions, it may take most investors a while to realize that risk has a positive side.

Every risk signals a potential reward. Selecting only those investments that offer the greatest degree of security generally leads to only modest rewards. Furthermore, even insured or guaranteed investments may be subject to changes in their rates of return or, in some cases, in their principal values. Experienced investors know that no investment is truly risk free and are therefore willing to take on some measure of risk in order to increase their potential gains.

The greater the risk, the greater the potential reward. Accepting an appropriate level of investment risk can give you a better chance of outpacing inflation over time and seeking to maximize your investment's return. How much risk? Your financial advisor's feedback and your time horizon can make all the difference in determining how much risk is compatible with your investment goals and your peace of mind.

*   FITTING YOUR FUND SELECTION TO YOUR RISK TOLERANCE

How do you find the right balance between investment risks and their potential rewards. It's helpful to understand the types of risks that can apply to different types of investments, and to look at your own portfolio with this perspective.

For short-time goals, your first priority may be managing market risk. Longer-term investors may be more concerned with inflation risk. And all income-oriented investors should consider interest-rate, credit, and prepayment risks carefully. Within each of Putnam's four investment categories, you can select funds with differing levels of risk and reward potential to customize your portfolio.

This list covers only the most general types of risks; however, each investment will also have its own specific risks. You will find a more detailed discussion of these risk considerations in each fund's prospectus.

*   A RUNDOWN OF RISK TYPES

MARKET RISK Most important for stock funds, but relevant to all funds, this is a measure of how sensitive a fund's holdings are to changes in general market conditions. Remember, though, that securities that lose value quickly in market declines may also show the strongest gains in more favorable environments.

INTEREST-RATE RISK Since bond prices fall as interest rates rise, this type of risk is a particular concern for fixed-income inves-tors. However, interest-rate increases can also have a substantial negative effect on the stock market.

INFLATION RISK If your investments cannot keep pace with inflation, your money will begin to lose its purchasing power. Stock investments are generally considered among the best ways of addressing inflation risk over the long term.

CREDIT AND PREPAYMENT RISK Credit risk is the concern that the security's issuer will not be able to meet its payment, while prepayment risk involves the premature payoff of a loan, with a resulting loss of interest income. Professional management and in-depth research are invaluable in managing both these risks.

LIQUIDITY RISK Not all investments can be readily converted into cash at their perceived market values. Liquidity risk can affect the price of securities held in the fund's portfolio and, thus, the fund's share prices.


Portfolio of investments owned
December 31, 1995 (Unaudited)

Common Stocks  (92.9%)*
NUMBER OF SHARES                                                                                  VALUE
-------------------------------------------------------------------------------------------------------
Austria  (4.1%)
-------------------------------------------------------------------------------------------------------
      22,460     Austria Mikro Systeme International                                       $  3,634,052
     113,000     Mayr-Melnhof Karton AG 144A ADS                                              1,412,500
      13,000     VA Technolgies AG                                                            1,646,710
                                                                                           ------------
                                                                                              6,693,262
Belgium  (2.3%)
-------------------------------------------------------------------------------------------------------
       2,415     Bekaert S.A.                                                                 1,984,337
       3,400     Solvay S.A.                                                                  1,831,735
                                                                                           ------------
                                                                                              3,816,072
Denmark  (2.1%)
-------------------------------------------------------------------------------------------------------
      25,000     Danisco A/S                                                                  1,203,542
      83,400     Tele Danmark A/S ADS                                                         2,303,925
                                                                                           ------------
                                                                                              3,507,467
France  (12.8%)
-------------------------------------------------------------------------------------------------------
      10,900     Chargeurs S.A.                                                               2,166,446
      30,160     Credit Locale de France S.A.                                                 2,410,095
       1,704     Financiere et Industrelle Gaz et Eaux                                          590,521
      45,000     Lafarge Coppee (Bearer)                                                      2,894,200
      54,000     Michelin Corp. Class B (Registered)                                          2,149,873
       9,000     Peugeot Citroen S.A.                                                         1,185,200
      57,000     SGS-Thomson Microelectronics ADR +                                           2,294,250
       6,500     Societe Generale Paris                                                         801,651
      20,000     Societe Nationale Elf Aquitane ADR                                             735,000
      34,000     Societe Nationale Elf Aquitaine (Bearer)                                     2,500,703
       9,293     Societe Television Francaise                                                   994,562
       5,990     Sommer Allibert                                                              1,583,739
       4,948     Zodiac S.A.                                                                    770,619
                                                                                           ------------
                                                                                             21,076,859
Germany  (7.2%)
-------------------------------------------------------------------------------------------------------
         800     Munich Re +                                                                  1,736,106
       7,900     Preussag AG                                                                  2,203,450
      54,500     SGL Carbon AG +                                                              4,207,762
      86,700     Veba AG                                                                      3,672,553
                                                                                           ------------
                                                                                             11,819,871
Ireland  (5.2%)
-------------------------------------------------------------------------------------------------------
     539,096     Allied Irish Banks PLC                                                       2,910,876
     471,100     CRH PLC                                                                      3,522,085
     254,524     Greencore Group PLC                                                          2,183,453
                                                                                           ------------
                                                                                              8,616,414
Italy  (0.6%)
-------------------------------------------------------------------------------------------------------
      77,000     Danieli & Co.                                                                  485,192
     200,000     Danieli & Co. (Savings Shares)                                                 541,903
                                                                                           ------------
                                                                                              1,027,095
Netherlands  (12.1%)
-------------------------------------------------------------------------------------------------------
      40,000     ABN AMRO Holding N.V.                                                        1,819,540
      39,065     Aegon N.V.                                                                   1,725,958
      20,400     Akzo-Nobel N.V.                                                              2,356,092
      20,400     Dutch States Mines N.V.                                                      1,675,669
      52,776     Getronics Electric N.V.                                                      2,463,099
      60,000     IHC Caland N.V.                                                              2,016,179
      96,230     KLM-Royal Dutch Airlines                                                     3,377,332
      28,000     Royal PTT Nederland ADR                                                      1,015,806
      25,000     Unilever N.V.                                                                3,508,090
                                                                                           ------------
                                                                                             19,957,765
Portugal  (0.4%)
-------------------------------------------------------------------------------------------------------
      42,300     Banco Totta & Accores S.A. (Registered)                                        698,600

Spain  (9.6%)
-------------------------------------------------------------------------------------------------------
      78,500     Banco de Bilbao Vizcaya S.A. (Registered)                                    2,820,629
     356,900     Iberdrola S.A.                                                               3,257,350
      55,000     Mapfre Vida Seguros                                                          3,256,043
      97,500     Repsol S.A.                                                                  3,186,667
      85,000     Tabacalera S.A., Ser. A                                                      3,214,931
                                                                                           ------------
                                                                                             15,735,620
Sweden  (8.3%)
-------------------------------------------------------------------------------------------------------
      44,000     Astra AB                                                                     1,755,442
      56,500     Autoliv AB                                                                   3,300,413
     217,000     IRO AB                                                                       2,450,242
      96,000     Pharmacia & Upjohn, Inc. ADR                                                 3,786,697
     150,000     Svenska Cellulosa Ser. B AB                                                  2,326,037
                                                                                           ------------
                                                                                             13,618,831
Switzerland  (9.3%)
-------------------------------------------------------------------------------------------------------
       2,124     BBC Brown Boveri AG (Bearer)                                                 2,467,412
         700     Baer Holdings AG                                                               779,801
       1,400     Ciba-Geigy AG (Bearer)                                                       1,225,834
       3,750     Ciba-Geigy AG (Registered)                                                   3,299,740
         208     Nestle S.A. (Registered)                                                       230,089
       1,400     Nestle S.A. (Registered) ADR                                                    77,000
          40     Nestle S.A. (Registered) 144A ADR                                                2,200
       6,000     Rieter Holding AG (Registered)                                               1,732,120
       4,750     Surveillance (Registered)                                                    1,626,571
       1,413     Swiss Reinsurance Co. (Registered)                                           1,643,906
       2,000     Union Bank of Switzerland (Bearer)                                           2,167,317
                                                                                           ------------
                                                                                             15,251,990
United Kingdom  (18.9%)
-------------------------------------------------------------------------------------------------------
     696,034     Argyll Group PLC                                                             3,668,099
     443,475     B A T Industries PLC                                                         3,900,917
     189,828     Burmah Oil PLC                                                               2,748,140
     151,700     East Midlands Electricity                                                    1,568,350
     240,000     General Electric Co. (The) PLC                                               1,320,600
     205,000     Guinness PLC                                                                 1,506,135
     118,200     Molins PLC                                                                   1,414,381
     289,062     North West Water Group PLC                                                   2,759,964
      85,000     Pearson PLC                                                                    822,120
     454,974     Royal Insurance Holdings PLC                                                 2,693,901
       5,900     Scottish Power PLC                                                              33,837
   1,350,000     Sears PLC                                                                    2,176,200
      40,000     Securicor Group PLC Class A                                                    548,700
     109,000     Security Services PLC                                                        1,500,276
      70,072     Siebe PLC                                                                      862,376
     100,692     Tate & Lyle PLC                                                                736,663
     224,300     Vodafone Group PLC                                                             801,368
     645,262     Weir Group (The) PLC                                                         2,130,332
                                                                                           ------------
                                                                                             31,192,359
-------------------------------------------------------------------------------------------------------
          Total Common Stocks (cost $127,437,068)                                          $153,012,205


PREFERRED STOCKS  (2.0%)*
NUMBER OF SHARES                                                                                  VALUE
-------------------------------------------------------------------------------------------------------
      15,000     Essilor International FRF 12.3 Pfd. (France)                              $  2,091,530
       8,000     Jungheinrich AG DEM 8.5 Pfd. (Germany)                                       1,135,146
-------------------------------------------------------------------------------------------------------
                 Total Preferred Stocks (cost $2,967,709)                                  $  3,226,676

CONVERTIBLE BONDS AND NOTES  (0.9%)* (cost $1,866,839)
PRINCIPAL AMOUNT                                                                                  VALUE
-------------------------------------------------------------------------------------------------------
DKK 8,000,000    Danisco cv. Bonds 5s, 2004 (Denmark)                                      $  1,544,845

WARRANTS  ( - %)*                                                         EXPIRATION
NUMBER OF WARRANTS                                                           DATE                 VALUE
-------------------------------------------------------------------------------------------------------
      51,750     Danieli & Co. (Italy)                                     11/30/99         $    26,120
       6,000     Rieter Holding (Switzerland)                               3/13/96              15,085
-------------------------------------------------------------------------------------------------------
                 Total Warrants (cost $ - )                                                     $41,205
SHORT-TERM INVESTMENTS  (1.9%)* (cost $3,199,572)
PRINCIPAL AMOUNT                                                                                  VALUE
-------------------------------------------------------------------------------------------------------
$3,198,000     Interest in $308,242,000 joint repurchase agreement dated
     December 31, 1995 with Lehman Brothers Inc. due
     January 2, 1996 with respect to various U.S. Treasury
     obligations - maturity value of $3,200,096 for an
     effective yield of 5.9%                                                               $  3,199,572
-------------------------------------------------------------------------------------------------------
                 Total Investments  (cost $135,471,188)***                                 $161,024,503
-------------------------------------------------------------------------------------------------------
 * Percentages indicated are based on net assets of $164,732,317.

 + Non-income producting securities.

 *** The aggregate identified cost for federal income tax purposes is $135,853,237 resulting in gross unrealized appreciation and depreciation of $29,168,043 and $3,996,777 respectively, or net unrealized appreciation of $25,171,266.

ADR or ADS after the name of a foreign holding, stands for American Depository Receipt or American
Depository Shares representing foreign securities on deposit with a domestic custodian bank.

144A after the name of a security represents those exempt from registration under Rule 144A of the
Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.



Forward Currency Contracts to Sell Outstanding
at December 31, 1995 (aggregate face value $40,701,662)
                     Market         Aggregate        Delivery       Unrealized
                     Value          Face Value        Date         Depreciation
-------------------------------------------------------------------------------
British Pounds    $14,092,538      $13,994,464       6/27/96           $(98,074)
Deutschemarks       3,943,627        3,938,125       6/27/96             (5,502)
Dutch Guilders     11,862,806       11,819,946       6/27/96            (42,860)
French Francs      11,031,365       10,949,127       6/27/96            (82,238)
-------------------------------------------------------------------------------
                                                                      $(228,674)

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
December 31,1995 (Unaudited)

Assets
------------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $135,471,188) (Note 1)                                             $161,024,503
------------------------------------------------------------------------------------------------
Cash                                                                                         823
------------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                                223,331
------------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                 2,424,673
------------------------------------------------------------------------------------------------
Receivable for securities sold                                                         4,179,204
------------------------------------------------------------------------------------------------
Receivable for closed forward currency contracts                                          18,765
------------------------------------------------------------------------------------------------
Foreign Tax Reclaim                                                                      326,145
------------------------------------------------------------------------------------------------
Total assets                                                                         168,197,444

Liabilities
------------------------------------------------------------------------------------------------
Payable for securities purchased                                                       1,667,410
------------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                               240,700
------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                             278,318
------------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                                344
------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                 379
------------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                   115,701
------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                65,720
------------------------------------------------------------------------------------------------
Payable for closed forward currency contracts                                            842,268
------------------------------------------------------------------------------------------------
Payable for open forward currency contracts                                              228,674
------------------------------------------------------------------------------------------------
Other accrued expenses                                                                    25,613
------------------------------------------------------------------------------------------------
Total liabilities                                                                      3,465,127
------------------------------------------------------------------------------------------------
Net assets                                                                          $164,732,317

Represented by
------------------------------------------------------------------------------------------------
Paid-in Capital (Notes 1 and 4)                                                     $136,094,539
------------------------------------------------------------------------------------------------
Accumulated net investment loss (Note 1)                                              (3,045,598)
------------------------------------------------------------------------------------------------
Accumulated net realized gain on investment transactions (Note 1)                      6,346,022
------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and
liabilities in foreign currencies                                                     25,337,354
------------------------------------------------------------------------------------------------
Total - Representing net assets applicable to
capital shares outstanding                                                          $164,732,317

Computation of net asset value and offering price
------------------------------------------------------------------------------------------------
Net asset value and redemption price of class A shares
($100,955,905 divided by 6,953,050 shares)                                                $14.52
------------------------------------------------------------------------------------------------
Offering price per Class A share (100/94.25 of $14.52) *                                  $15.41
------------------------------------------------------------------------------------------------
Net asset value and offering price of class B shares
($62,054,302 divided by 4,331,786 shares) **                                              $14.33
------------------------------------------------------------------------------------------------
Net asset value and redemption price of class M shares
($1,722,110 divided by 118,672 shares)                                                    $14.51
------------------------------------------------------------------------------------------------
Offering price per Class M share (100/96.50 of $14.51) *                                  $15.04
------------------------------------------------------------------------------------------------
* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.


Statement of operations
Six months ended December 31,1995 (Unaudited)

Investment Income
-------------------------------------------------------------------------------------------
Interest                                                                           $238,602
-------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $28,735)                                           999,600
-------------------------------------------------------------------------------------------
Total investment income                                                           1,238,202

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                    636,488
-------------------------------------------------------------------------------------------
Investor Servicing and custodian fees (Note 2)                                      129,033
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                     5,930
-------------------------------------------------------------------------------------------
Reports to shareholders                                                              18,763
-------------------------------------------------------------------------------------------
Auditing                                                                             11,835
-------------------------------------------------------------------------------------------
Legal                                                                                 2,408
-------------------------------------------------------------------------------------------
Postage                                                                              14,888
-------------------------------------------------------------------------------------------
Registration Fees                                                                     3,530
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                               126,925
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                               279,542
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                 5,018
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      2,700
-------------------------------------------------------------------------------------------
Amortization of organization expenses (Note 1)                                        1,118
-------------------------------------------------------------------------------------------
Other                                                                                 2,572
-------------------------------------------------------------------------------------------
Total expenses                                                                    1,240,750
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (29,424)
-------------------------------------------------------------------------------------------
Net expenses                                                                      1,211,326
-------------------------------------------------------------------------------------------
Net investment income                                                                26,876
-------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                  6,856,537
-------------------------------------------------------------------------------------------
Net realized gain on forward currency contracts and
foreign currency translation (Note 1)                                             1,140,680
-------------------------------------------------------------------------------------------
Net unrealized depreciation on forward currency contracts and
foreign currency translation during the period                                     (85,696)
-------------------------------------------------------------------------------------------
Net unrealized appreciation on investments during the period                      2,916,582
-------------------------------------------------------------------------------------------
Net gain on investments                                                          10,828,103
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                            $10,854,979
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Statement of changes in net assets

                                                                         Six months ended     Year ended
                                                                              December 31        June 30
                                                                                     1995*          1995
--------------------------------------------------------------------------------------------------------
Increase in net assets
--------------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------------
Net investment income                                                             $26,876     $1,451,000
--------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments and
foreign currency transactions                                                   7,997,217      (611,507)
--------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
assets and liabilities in foreign currencies                                    2,830,886     20,171,610
--------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                           10,854,979     21,011,103
--------------------------------------------------------------------------------------------------------
Distributions to shareholders
--------------------------------------------------------------------------------------------------------
From net realized gain on investments:
     Class A                                                                   (2,658,374)    (1,071,976)
--------------------------------------------------------------------------------------------------------
     Class B                                                                   (1,668,837)      (505,129)
--------------------------------------------------------------------------------------------------------
     Class M                                                                      (45,021)          (599)
--------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                              21,350,593     28,627,017
--------------------------------------------------------------------------------------------------------
Total increase in net assets                                                   27,833,340     48,060,416
--------------------------------------------------------------------------------------------------------
Net Assets
--------------------------------------------------------------------------------------------------------
Beginning of period                                                           136,898,977     88,838,561
--------------------------------------------------------------------------------------------------------
End of period (accumulated net investment loss
of $3,045,598 and $3,072,474, respectively)                                  $164,732,317   $136,898,977
--------------------------------------------------------------------------------------------------------
* Unaudited

The accompanying notes are an integral part of these financial statements.






Financial highlights
(For a share outstanding throughout the period)



Financial highlights
(For a share outstanding throughout the period)
------------------------------------------------------------------
                                         For the Period
                                        December 1, 1994
                              Six months  (commencement
                                   ended of operations)
                            December 31*     to June 30
------------------------------------------------------------------
                                   1995+           1995
------------------------------------------------------------------
                                        Class M
------------------------------------------------------------------
Net asset value,
  beginning of period            $13.90          $12.35
------------------------------------------------------------------
Investment operations
------------------------------------------------------------------
Net investment income              (.03)            .09
------------------------------------------------------------------
Net realized and unrealized gain
  (loss) on investments             1.04           1.62
------------------------------------------------------------------
Total from investment operations   1.01            1.71
------------------------------------------------------------------
Less distributions
------------------------------------------------------------------
From net investment income           --              --
------------------------------------------------------------------
In excess of net investment income   --              --
------------------------------------------------------------------
From net realized gain
  on investments                  (.40)           (.16)
------------------------------------------------------------------
Total distributions               (.40)           (.16)
------------------------------------------------------------------
Net asset value, end of period   $14.51          $13.90
------------------------------------------------------------------
Total investment return at
  net asset value  (%) (a)      7.30 (c)      14.06 (c)
------------------------------------------------------------------
Net assets, end of period
  (in thousands)                 $1,722            $746
------------------------------------------------------------------
Ratio of expenses
  to average net assets (%)(d)  0.89 (c)       1.08 (c)
------------------------------------------------------------------
Ratio of net investment
  income to
  average net assets (%)      (0.18) (c)       1.61 (c)
------------------------------------------------------------------
Portfolio turnover (%)         18.69 (c)          44.33
------------------------------------------------------------------
------------------------------------------------------------------------------------
                                                        For the Period
                                                       February 1, 1994
                              Six months                 (commencement
                                   ended     Year ended of operations)
                            December 31*        June 30     to June 30
------------------------------------------------------------------------------------
                                   1995+           1995           1994
------------------------------------------------------------------------------------
                                                Class B
------------------------------------------------------------------------------------
Net asset value,
  beginning of period            $13.75         $11.62          $12.49
------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------
Net investment income             (.03)            .08             .04
------------------------------------------------------------------------------------
Net realized and unrealized gain
  (loss) on investments            1.01           2.21           (.91)
------------------------------------------------------------------------------------
Total from investment operations    .98           2.29           (.87)
------------------------------------------------------------------------------------
Less distributions
------------------------------------------------------------------------------------
From net investment income           --             --              --
------------------------------------------------------------------------------------
In excess of net investment income   --             --              --
------------------------------------------------------------------------------------
From net realized gain
  on investments                  (.40)          (.16)              --
------------------------------------------------------------------------------------
Total distributions               (.40)          (.16)              --
------------------------------------------------------------------------------------
Net asset value, end of period   $14.33         $13.75          $11.62
------------------------------------------------------------------------------------
Total investment return at
  net asset value  (%) (a)      7.16 (c)         19.92      (6.97) (c)
------------------------------------------------------------------------------------
Net assets, end of period
  (in thousands)                $62,054        $45,733         $21,368
------------------------------------------------------------------------------------
Ratio of expenses
  to average net assets (%)(d)  1.02 (c)          2.13         .95 (c)
------------------------------------------------------------------------------------
Ratio of net investment
  income to
  average net assets (%)       (.24) (c)           .74         .54 (c)
------------------------------------------------------------------------------------
Portfolio turnover (%)         18.69 (c)         44.33           36.73
------------------------------------------------------------------------------------


                                                                                                                     For the Period
                                                                                                                   September 7, 1990
                                             Six months                                                              (commencement
                                                  ended                                                             of operations)
                                           December 31*                              Year ended June 30                 to June 30
-----------------------------------------------------------------------------------------------------------------------------------
                                                  1995+           1995           1994           1993           1992           1991
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                             Class A
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value,
  beginning of period                           $13.88         $11.64          $9.84         $10.10          $8.74          $8.50
-----------------------------------------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------------------------------------

Net investment income                              .02            .18            .18            .18         .15 (a)        .19 (a)
-----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain
  (loss) on investments                           1.02           2.22           1.73          (.14)           1.49            .14
-----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                  1.04           2.40           1.91            .04           1.64            .33
-----------------------------------------------------------------------------------------------------------------------------------

Less distributions
-----------------------------------------------------------------------------------------------------------------------------------
From net investment income                          --             --          (.11)          (.15)          (.22)          (.09)
-----------------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                  --             --             --          (.11)             --             --
-----------------------------------------------------------------------------------------------------------------------------------
From net realized gain
  on investments                                 (.40)          (.16)             --          (.04)          (.06)             --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                              (.40)          (.16)          (.11)          (.30)          (.28)          (.09)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $14.52         $13.88         $11.64          $9.84         $10.10          $8.74
-----------------------------------------------------------------------------------------------------------------------------------
Total investment return at
  net asset value  (%) (a)                     7.52 (c)         20.84          19.45           0.70          19.10        3.91 (c)
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
  (in thousands)                              $100,956        $90,420        $67,471        $17,552         $9,618         $3,369
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses
  to average net assets (%)(d)                  .65 (c)          1.38           1.50           1.81        2.14 (a)    1.81 (a)(c)
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment
  income to
  average net assets (%)                        .16 (c)          1.45           1.17           1.38        1.63 (a)    2.28 (a)(c)
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                        18.69 (c)         44.33          36.73          58.56          54.45       30.83 (c)
-----------------------------------------------------------------------------------------------------------------------------------

 *  Unaudited

+ Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(a) Reflects an expense limitation in effect during the period. As a result of such limitation, net investment income for the year ended June 30, 1992, and the period ended June 30, 1991 reflect expense reductions of approximately $0.04 and $0.15, respectively.

(b) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Not annualized.

(d) The ratio of expenses to average net assets for the period ended December 31, 1995 includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (see note 2).





Notes to financial statements
December 31, 1995 (Unaudited)

Note 1
Significant accounting policies

The fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital appreciation by investing primarily in common stocks and other securities of European companies.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price on the principal market in which the securities are traded, or, if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported sale price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. All other investments are stated at fair value following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies managed by Putnam Investment Management, Inc., (Putnam Management), the fund's manager, a wholly owned subsidiary of Putnam Investments, Inc., and certain other accounts. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to 102% of the resale price, including accrued interest. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized gains and losses on foreign currency transactions arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date, to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The maximum potential loss from forward currency contracts is the aggregate face value in U.S. dollars at the time the contract was opened. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held and for excise tax on income and capital gains.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

I) Unamortized organization expenses Expenses incurred by the fund in connection with its organization, its registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares were $34,512. These expenses were being amortized on a straight-line basis over a five-year period and were fully amortized at December 31, 1995.

Note 2
Management fee, administrative services, and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund for the quarter. Such fee is an annual rate of 0.80% of the first $500 million of average net assets, 0.70% of the next $500 million, 0.65% of the next $500 million, and 0.60% of any amount over $1.5 billion. The fee is subject to reduction in any year to the extent that expenses (exclusive of distribution fees, brokerage, interest, taxes and extraordinary expenses) of the fund exceed 2.5% of the first $30 million of average net assets, 2% of the next $70 million and 1.5% of any amount over $100 million and by the amount of certain brokerage commissions and fees (less expenses) received by affiliates of Putnam Management on the fund's portfolio transactions.

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Trustees of the fund receive an annual Trustees fee of $930 and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

During the period ended December 31, 1995, the fund adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in the fund or in other Putnam funds until distribution in accordance with the Plan. Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a wholly owned subsidiary of Putnam Investments, Inc.Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the period ended December 31, 1995, fund expenses were reduced by $29,424 under expense offset arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00% and 0.75% of the average net assets attributable to class A, class B and class M shares respectively.

For the period ended December 31, 1995, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $63,781 and $2,035 from the sale of class A and class M shares, respectively and received $45,232 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the period ended December 31, 1995, Putnam Mutual Funds Corp., acting as underwriter received $995 on class A redemptions.

Note 3
Purchases and sales of securities
During the period ended December 31, 1995, purchases and sales of investment securities other than short-term investments aggregated $42,832,903 and $27,812,055 respectively. There were no purchases or sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares
At December 31, 1995, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                Six months ended
                                December 31, 1995
----------------------------------------------------
Class A                      Shares           Amount
----------------------------------------------------
Shares sold               5,631,842     $ 81,758,982
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions               172,246        2,444,211
----------------------------------------------------
                          5,804,088       84,203,193

Shares
repurchased              (5,367,433)     (78,158,600)
----------------------------------------------------
Net increase                436,655     $  6,044,593
----------------------------------------------------
                            Year ended June 30, 1995
----------------------------------------------------
Class A                      Shares           Amount
----------------------------------------------------
Shares sold               6,207,675     $ 79,375,730
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                81,382          984,724
----------------------------------------------------
                          6,289,057       80,360,454

Shares
repurchased              (5,570,659)     (71,266,570)
----------------------------------------------------
Net increase                718,398     $  9,093,884
----------------------------------------------------

                                Six months ended
                                December 31, 1995
----------------------------------------------------
Class B                      Shares           Amount
----------------------------------------------------
Shares sold               2,784,695     $ 40,019,159
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions               106,354        1,488,906
----------------------------------------------------
                          2,891,049       41,508,065

Shares
repurchased              (1,885,242)     (27,149,210)
----------------------------------------------------
Net increase              1,005,807     $ 14,358,855
----------------------------------------------------

                         Year ended June 30, 1995
----------------------------------------------------
Class B                       Shares     Amount
----------------------------------------------------
Shares sold               3,864,840     $ 48,800,205
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                36,738          442,334
----------------------------------------------------
                          3,901,578       49,242,539

Shares
repurchased              (2,414,407)     (30,401,989)
----------------------------------------------------
Net increase              1,487,171     $ 18,840,550
----------------------------------------------------

                             Six months ended
                            December 31, 1995
----------------------------------------------------
Class M                       Shares          Amount
----------------------------------------------------
Shares sold                 116,014       $1,690,545
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                 3,160           44,811
----------------------------------------------------
                            119,174        1,735,356

Shares
repurchased                 (54,175)        (788,211)
----------------------------------------------------
Net increase                 64,999       $  947,145
----------------------------------------------------

                               For the period
                              December 1, 1994
                              (commencement of
                               operations ) to
                                June 30, 1995
----------------------------------------------------
Class M                      Shares           Amount
----------------------------------------------------
Shares sold                  91,188       $1,177,622
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                    47              571
----------------------------------------------------
                             91,235       1,178,193

Shares
repurchased                 (37,562)        (485,610)
----------------------------------------------------
Net increase                 53,673       $  692,583
----------------------------------------------------


Fund information

INVESTMENT MANAGER
Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES
Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN
Putnam Fiduciary Trust Company

LEGAL COUNSEL
Ropes & Gray

TRUSTEES
George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
Eli Shapiro
A.J.C. Smith
W. Nicholas Thorndike



OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Peter Carman
Vice President

Brett C. Browchuk
Vice President

Anthony W. Regan
Vice President

Justin M. Scott
Vice President and Fund Co-Manager

Mark D. Pollard
Vice President and Fund Co-Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer


This report is for the information of shareholders of Putnam Europe Growth Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information, or to request a prospectus, call toll free: 1-800-225-1581.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency, and involve risk, including the possible loss of principal amount invested.


[LOGO: PUTNAM INVESTMENTS]

The Putnam Funds
One Post Office Square
Boston Massachusetts, 02109

Bulk Rate
U.S. Postage
PAID
Putnam
Investments

22804-057/234/688   1/96